SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 15, 2002


                             Tangent Solutions, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   2-96392-A                 65-0952956
           --------                   ---------                 ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
        of Incorporation)           File Number)             Identification No.)


               6801 Powerline Road, Fort Lauderdale, Florida 33309
               ---------------------------------------------------
               (Address of principal executive offices; zip code)


        Registrant's telephone number, including area code (954) 935-8109
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         (a) QuickCREDIT Corp. ("QCC"), a wholly-owned subsidiary of the Registrant which has been involved in the business of compiling information provided by credit repositories, organizing the information in the form of reports and selling the comprehensive credit reports to its customers since it was formed by the Registrant in February 1998, has ceased all business operations. It was decided by management to cease operations following the discontinuation of credit services to QCC by a major credit repository.

         Most of QCC's accounts have been transferred to a full service credit provider in exchange for fees, which are expected to be nominal and paid over a one year period.

         (b) Charles M. Moche, CFO, has resigned from his position as an officer of the Registrant and will not seek re-election as a director at the Registrant's next annual meeting. Mr. Moche's resignation and decision regarding his directorship is not based upon a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TANGENT SOLUTIONS, INC.

Date: April 18, 2002                       By:  /s/ Vito Bellezza
                                           ------------------------------

                                           Vito Bellezza
                                           President and CEO